UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2010

Date of Report (Date of Earliest Event Reported)

BECKMAN COULTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 S. Kraemer Boulevard

Brea, California 92822

(Address of Principal Executive Offices) (Zip Code)

(714) 993-5321

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As Beckman Coulter, Inc. (the “Company,” “our” or “we”) has previously disclosed, FDA has indicated to us that it believes that certain modifications to our troponin test as used on DxI systems and as used on Access systems were made without obtaining appropriate product clearances from FDA. We are in discussions with FDA with respect to the 510(k) clearance process for our troponin test for use on all of our automated immunoassay instruments, including DxI and Access.

FDA has recently provided guidance on the type of information required to be included in a 510(k) submission as well as the goal of any clinical studies for troponin. FDA is requiring a prospective clinical study for 510(k) clearance of all troponin tests going forward and we are implementing their guidance. Our internal studies have validated that our troponin test performs in accordance with evolving clinical practice. Based upon this information and our discussions with FDA, we expect to conduct a prospective clinical study and submit our 510(k) for our troponin test for use on our DxI and Access instruments in the first half of 2011. We expect there will be separate 510(k) submissions for the DxI and Access instruments.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements contain words such as “expect,” “estimate,” “could,” “will,” “likely,” “possible,” “may” or the negative thereof or comparable terminology, and may include information regarding the Company’s expectations, goals or intentions regarding the future.

Forward-looking statements included herein are based on management’s current expectations, estimates, forecasts and projections about the Company and are subject to risks and uncertainties, some of which may be beyond the Company’s control that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include that new 510(k) clearances for our products could be lengthy and costly and may require the withdrawal of product from the market until such clearances are obtained and the imposition of recalls or the initiation of enforcement actions against us by FDA, including warning letters, fines, seizures, consent orders or injunctions. In addition, our internal review of our products could reveal failures in our processes and systems which could be significant, the loss of revenue from our products that are the subject of FDA inquiries could be more than we estimate, including the risk that foreign sales could also be adversely affected, that these issues could cause us to lose customers and there could be unanticipated costs associated with these matters or other discussions with FDA. Additional factors that could cause actual results to differ are discussed in the Company’s 2009 Form 10-K and the Company’s Form 10-Q for the quarter ended March 31, 2010 as well as in reports the Company files with the Securities and Exchange Commission from time to time. Forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update these disclosures except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECKMAN COULTER, INC.

Date: May 14, 2010	By:	/s/ Arnold A. Pinkston
	Name:	Arnold A. Pinkston
	Title:	Senior Vice President General Counsel and Secretary